UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 3, 2017

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

[ ]	Emerging growth company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition.

On May 3, 2017, Celadon Group, Inc., a Delaware corporation (the “Company”), conducted a conference call for investors and the public at approximately 9:00 a.m. (Eastern), to discuss certain matters disclosed in the Company’s May 1, 2017 press release and related Form 8-K.  A written transcript of the conference call is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information in Item 2.02 above is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	99.1	Transcript of the conference call conducted by Celadon Group, Inc. on May 3, 2017.

The information contained in Item 2.02, Item 7.01, and Exhibit 99.1 of Item 9.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in Item 2.02, Item 7.01 and Exhibit 99.1 of this report contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases, including "expects," “expected,” “will,” “would,” “opportunity,” “potential,” “intend,” “assuming,” "believe," "anticipate," "plan," and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  In the exhibit to this report, statements relating to the consummation of the Company’s new credit facility, improvement in the Company’s irregular route fleet, the Company’s ability to access liquidity, future financings or asset sales, the audit committee review of matters identified in BKD’s letter and related matters, future adjustments of the Company’s financial statements, including the items impacted by and the timing of such adjustments, Element’s future involvement in the joint venture, the return of the Company toward its historical performance, expected higher margins and volume improvements, growth of specified business units, expected improvements to customer service, safety, driver turnover, and profitability, expected changes in recruitment, expected progress in the June and September quarters, operating improvement from internal initiatives, the Company’s ability to offer its customers additional capacity without investing in additional assets, the use of existing assets to support the Company’s capital requirements, potential transactions involving the Company’s investments, excess equipment, and business units, future valuation analyses for revenue equipment held for sale, expectations for operating and financial results, and the expected cash impact or collateral impact of any adjustments to the Company’s financial statements, among others, are forward-looking statements.   Actual results may differ from those set forth in the forward-looking statements.  It is possible that the Company will have to record different financial statement entries. Carrying values of the affected assets, including minority interest in joint venture, could be subject to change. If that occurs, restated financial statements could be required. There can be no assurance that the re-issued statements will not differ materially from those discussed in the exhibit to this report or as previously filed, or that additional adjustments will not be identified.  Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risk that the new credit facility is delayed or fails to close at all, the risk that the liquidity plans, including planned financings and/or asset sales are delayed or fail to occur at all, the risk that additional information may arise from the Company’s and its audit committee’s review, and subsequent accounting or related review or analysis, the risk that the process of preparing, auditing, and reviewing restated financial statements, if any, or other subsequent events would require the Company to make additional adjustments, the time and effort required to complete the reissuance of its financial statements, the Company’s ability to timely file amended periodic reports reflecting restated financial statements, if required, the ramifications of the Company’s potential inability to timely file any required reports, including potential delisting of its common stock on the NYSE, potential claims and proceedings relating to any of these matters, and negative tax or other implications for the Company resulting from any accounting adjustments, as well as other risks described more fully in the Company's filings with the Securities and Exchange Commission.  Readers should review and consider factors that could impact results as provided in various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: May 3, 2017	By:	/s/ Bobby Peavler
Bobby Peavler Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Transcript of the conference call conducted by Celadon Group, Inc. on May 3, 2017.